SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2014

TONGXIN INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation)	333-147086-01 (Commission File No.)	(IRS Employer Identification No.)

Hunan Tongxin, Jiangbei Town, Changsha County, Hunan Province, 410135, China

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:073186264578

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01, Changes in Registrant’s Certifying Accountant.

Tongxin entertains proposals from new auditors to complete audits

Changsha, China, Feb 19, 2014 - Tongxin International Ltd. (PINKSHEETS: TXIC), a China-based manufacturer of engineered vehicle body structures (“EVBS” or truck cabs) and stamped parts for the commercial automotive industry, received confirmation from BDO USA, LLP on February 19, 2014 regarding the cessation of the mutual client-auditor relationship. BDO was the auditor for Tongxin International since 2009. The Tongxin Board of Directors is currently entertaining proposals from several new auditors to fill the vacancy to complete all outstanding and future audits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TONGXIN INTERNATIONAL LTD.

Date: August 18, 2014	By: /s/ Zhang Duanxiang
Name: Zhang Duanxiang
Its: Chief Executive Officer

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